Lehman Brothers                                  Mon, 29 Oct 2001, 14:19:33 EST
                                                         dkanofsk:CITMH-AMBAC-2
                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01


-------------------------------------------------------
             Bond Summary - Class A-4
-------------------------------------------------------
Fixed Coupon:         5.270
    Orig Bal:         120,000,000


      Factor:         1.0000000
 Factor Date:         10/15/01      Next Pmt:  11/15/01
       Delay:         0                Cusip:  0
-------------------------------------------------------


-------------------------------------------------------
                             175.00 MHP
-------------------------------------------------------
Price                 Yield              Duration
-------------------------------------------------------
99-14                 5.46               4.146
99-15                 5.46
99-16                 5.45
99-17                 5.44
99-18                 5.43

99-19                 5.43               4.147
99-20                 5.42
99-21                 5.41
99-22                 5.40
99-23                 5.40

99-24                 5.39               4.149
99-25                 5.38
99-26                 5.37
99-27                 5.37
99-28                 5.36

99-29                 5.35               4.150
99-30                 5.34
99-31                 5.34
100-00                5.33
100-01                5.32

100-02                5.31               4.151
100-03                5.31
100-04                5.30
100-05                5.29
100-06                5.28

100-07                5.28               4.153
100-08                5.27
100-09                5.26
100-10                5.25
-------------------------------------------------------
Average Life                        4.82
First Pay                         10/15/05
Last Pay                          01/15/08
-------------------------------------------------------

-------------------------------------------------------------------------------------------
Treasury Benchmarks               1YR    2YR     3YR    4YR    5YR     7YR    10YR     30YR
-------------------------------------------------------------------------------------------
             Yield
            Coupon
-------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page 1

Lehman Brothers                                  Mon, 29 Oct 2001, 14:19:33 EST
                                                         dkanofsk:CITMH-AMBAC-2
                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01

-----------------------------------------------
                            175.00 MHP
-----------------------------------------------
Price                  Yield           Duration
-----------------------------------------------
100-11                 5.25
100-12                 5.24            4.154
100-13                 5.23
100-14                 5.22
100-15                 5.22

100-16                 5.21
100-17                 5.20            4.155
100-18                 5.19
-----------------------------------------------
Average Life                     4.82
First Pay                       10/15/05
Last Pay                        01/15/08
-----------------------------------------------


-------------------------------------------------------------------------------------------
Treasury Benchmarks               1YR    2YR     3YR    4YR    5YR     7YR    10YR     30YR
-------------------------------------------------------------------------------------------
             Yield
            Coupon
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page 2

Lehman Brothers                                  Mon, 29 Oct 2001, 15:35:04 EST
                                                         dkanofsk:CITMH-AMBAC-2
                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01

--------------------------------------------------
           Bond Summary - Class A-6
--------------------------------------------------
Fixed Coupon:      6.467
    Orig Bal:      130,993,835


      Factor:      1.0000000
 Factor Date:      10/15/01     Next Pmt: 11/15/01
       Delay:      0               Cusip: 0
--------------------------------------------------


--------------------------------------------------
                             175.00 MHP
--------------------------------------------------
Price                 Yield               Duration
--------------------------------------------------
99-14                 6.62                8.139
99-15                 6.62
99-16                 6.62
99-17                 6.61
99-18                 6.61

99-19                 6.60                8.143
99-20                 6.60
99-21                 6.60
99-22                 6.59
99-23                 6.59

99-24                 6.59                8.147
99-25                 6.58
99-26                 6.58
99-27                 6.57
99-28                 6.57

99-29                 6.57                8.152
99-30                 6.56
99-31                 6.56
100-00                6.55
100-01                6.55

100-02                6.55                8.156
100-03                6.54
100-04                6.54
100-05                6.54
100-06                6.53

100-07                6.53                8.160
100-08                6.52
100-09                6.52
100-10                6.52
--------------------------------------------------
Average Life                        12.23
First Pay                          06/15/10
Last Pay                           06/15/16
--------------------------------------------------



-------------------------------------------------------------------------------------------
Treasury Benchmarks               1YR    2YR     3YR    4YR    5YR     7YR    10YR     30YR
-------------------------------------------------------------------------------------------
              Yield
             Coupon
-------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page 1

Lehman Brothers                                  Mon, 29 Oct 2001, 15:35:04 EST
                                                         dkanofsk:CITMH-AMBAC-2
                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01

-----------------------------------------------
                             175.00 MHP
-----------------------------------------------
Price                  Yield           Duration
-----------------------------------------------
100-11                 6.51
100-12                 6.51            8.165
100-13                 6.51
100-14                 6.50
100-15                 6.50

100-16                 6.49
100-17                 6.49            8.169
100-18                 6.49
-----------------------------------------------
Average Life                     12.23
First Pay                       06/15/10
Last Pay                        06/15/16
-----------------------------------------------



-------------------------------------------------------------------------------------------
Treasury Benchmarks               1YR    2YR     3YR    4YR    5YR     7YR    10YR     30YR
-------------------------------------------------------------------------------------------
              Yield
             Coupon
-------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page 2

Lehman Brothers                                  Mon, 29 Oct 2001, 17:58:42 EST
                                                         dkanofsk:CITMH-AMBAC-2
                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01

-------------------------------------------------
            Bond Summary - Class B-1
-------------------------------------------------
Fixed Coupon:         7.815
    Orig Bal:         77,862,302


      Factor:         1.0000000
 Factor Date:         10/15/01 Next Pmt: 11/15/01
       Delay:         0           Cusip: 0
-------------------------------------------------


-------------------------------------------------
                             175.00 MHP
-------------------------------------------------
Price                 Yield              Duration
-------------------------------------------------
99-14                 8.05               5.076
99-15                 8.05
99-16                 8.04
99-17                 8.04
99-18                 8.03

99-19                 8.02               5.078
99-20                 8.02
99-21                 8.01
99-22                 8.00
99-23                 8.00

99-24                 7.99               5.080
99-25                 7.99
99-26                 7.98
99-27                 7.97
99-28                 7.97

99-29                 7.96               5.083
99-30                 7.96
99-31                 7.95
100-00                7.94
100-01                7.94

100-02                7.93               5.085
100-03                7.92
100-04                7.92
100-05                7.91
100-06                7.91

100-07                7.90               5.087
100-08                7.89
100-09                7.89
100-10                7.88
-------------------------------------------------
Average Life                       6.82
First Pay                        01/15/07
Last Pay                         07/15/10
-------------------------------------------------


-------------------------------------------------------------------------------------------
Treasury Benchmarks               1YR    2YR     3YR    4YR    5YR     7YR    10YR     30YR
-------------------------------------------------------------------------------------------
              Yield
             Coupon
-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page 1

Lehman Brothers                                  Mon, 29 Oct 2001, 17:58:42 EST
                                                         dkanofsk:CITMH-AMBAC-2
                                  Yield Table

      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                             Settle as of 10/31/01

-----------------------------------------------
                            175.00 MHP
-----------------------------------------------
Price                  Yield           Duration
-----------------------------------------------
100-11                 7.88
100-12                 7.87            5.090
100-13                 7.86
100-14                 7.86

100-15                 7.85
100-16                 7.84
100-17                 7.84            5.092
100-18                 7.83
-----------------------------------------------
Average Life                     6.82
First Pay                      01/15/07
Last Pay                       07/15/10
-----------------------------------------------

-------------------------------------------------------------------------------------------
Treasury Benchmarks               1YR    2YR     3YR    4YR    5YR     7YR    10YR     30YR
-------------------------------------------------------------------------------------------
             Yield
            Coupon
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page 2

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                             Principal                         Eff.
 Prd         Date          Balance          Interest           Pmt              Total          Coupon     Percent
 ---         ----          -------          --------         ---------          -----          ------     -------
1            20011115    130,993,835.00     352,973.80       0.00               352,973.80      3.2335     100
2            20011215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
3            20020115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
4            20020215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
5            20020315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

6            20020415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
7            20020515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
8            20020615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
9            20020715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
10           20020815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

11           20020915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
12           20021015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
13           20021115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
14           20021215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
15           20030115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

16           20030215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
17           20030315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
18           20030415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
19           20030515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
20           20030615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

21           20030715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
22           20030815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
23           20030915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
24           20031015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
25           20031115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

26           20031215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
27           20040115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
28           20040215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
29           20040315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
30           20040415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

31           20040515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
32           20040615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
33           20040715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
34           20040815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
35           20040915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

36           20041015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
37           20041115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
38           20041215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
39           20050115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
40           20050215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

41           20050315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
42           20050415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
43           20050515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
44           20050615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
45           20050715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

46           20050815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
47           20050915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
48           20051015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
49           20051115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
50           20051215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page1

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;


                                                             Principal                          Eff.
Prd          Date          Balance          Interest            Pmt              Total         Coupon    Percent
---          ----          -------          --------         ---------           -----         ------    -------
51           20060115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
52           20060215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
53           20060315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
54           20060415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
55           20060515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

56           20060615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
57           20060715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
58           20060815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
59           20060915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
60           20061015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

61           20061115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
62           20061215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
63           20070115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
64           20070215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
65           20070315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

66           20070415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
67           20070515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
68           20070615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
69           20070715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
70           20070815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

71           20070915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
72           20071015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
73           20071115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
74           20071215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
75           20080115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

76           20080215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
77           20080315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
78           20080415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
79           20080515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
80           20080615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

81           20080715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
82           20080815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
83           20080915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
84           20081015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
85           20081115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

86           20081215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
87           20090115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
88           20090215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
89           20090315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
90           20090415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

91           20090515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
92           20090615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
93           20090715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
94           20090815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
95           20090915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

96           20091015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
97           20091115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
98           20091215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
99           20100115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
100          20100215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page2

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                             Principal                         Eff.
Prd          Date          Balance          Interest            Pmt             Total          Coupon    Percent
---          ----          -------          --------         ---------          -----          ------    -------
101          20100315    130,993,835.00     705,947.61       0.00              705,947.61       6.4670     100
102          20100415    130,993,835.00     705,947.61       0.00              705,947.61       6.4670     100
103          20100515    130,993,835.00     705,947.61       0.00              705,947.61       6.4670     100
104          20100615    130,993,835.00     705,947.61       1,427,020.92      2,132,968.53     6.4670     100
105          20100715    129,566,814.08     698,257.16       1,743,496.90      2,441,754.05     6.4670      99

106          20100815    127,823,317.18     688,861.16       1,719,209.84      2,408,071.00     6.4670      98
107          20100915    126,104,107.34     679,596.05       1,701,122.25      2,380,718.30     6.4670      96
108          20101015    124,402,985.09     670,428.42       1,695,386.60      2,365,815.02     6.4670      95
109          20101115    122,707,598.49     661,291.70       1,670,509.02      2,331,800.72     6.4670      94
110          20101215    121,037,089.47     652,289.05       1,648,256.04      2,300,545.09     6.4670      92

111          20110115    119,388,833.43     643,406.32       1,635,533.21      2,278,939.53     6.4670      91
112          20110215    117,753,300.22     634,592.16       1,616,994.46      2,251,586.62     6.4670      90
113          20110315    116,136,305.77     625,877.91       1,593,944.41      2,219,822.32     6.4670      89
114          20110415    114,542,361.35     617,287.88       1,584,137.51      2,201,425.38     6.4670      87
115          20110515    112,958,223.85     608,750.69       1,558,422.20      2,167,172.89     6.4670      86

116          20110615    111,399,801.65     600,352.10       1,552,056.30      2,152,408.40     6.4670      85
117          20110715    109,847,745.35     591,987.81       1,530,433.26      2,122,421.07     6.4670      84
118          20110815    108,317,312.09     583,740.05       1,506,731.96      2,090,472.01     6.4670      83
119          20110915    106,810,580.12     575,620.02       1,489,882.02      2,065,502.04     6.4670      82
120          20111015    105,320,698.10     567,590.80       1,477,936.51      2,045,527.30     6.4670      80

121          20111115    103,842,761.60     559,625.95       1,460,551.27      2,020,177.21     6.4670      79
122          20111215    102,382,210.33     551,754.80       1,441,766.64      1,993,521.43     6.4670      78
123          20120115    100,940,443.69     543,984.87       1,426,028.54      1,970,013.42     6.4670      77
124          20120215    99,514,415.15      536,299.77       1,413,676.20      1,949,975.97     6.4670      76
125          20120315    98,100,738.95      528,681.23       1,394,891.38      1,923,572.61     6.4670      75

126          20120415    96,705,847.57      521,163.93       1,396,211.19      1,917,375.12     6.4670      74
127          20120515    95,309,636.38      513,639.52       1,364,730.92      1,878,370.43     6.4670      73
128          20120615    93,944,905.46      506,284.75       1,359,221.64      1,865,506.39     6.4670      72
129          20120715    92,585,683.82      498,959.68       1,347,477.82      1,846,437.50     6.4670      71
130          20120815    91,238,206.00      491,697.90       1,326,271.38      1,817,969.28     6.4670      70

131          20120915    89,911,934.62      484,550.40       1,307,155.45      1,791,705.85     6.4670      69
132          20121015    88,604,779.17      477,505.92       1,287,659.14      1,765,165.06     6.4670      68
133          20121115    87,317,120.03      470,566.51       1,272,317.92      1,742,884.44     6.4670      67
134          20121215    86,044,802.11      463,709.78       1,263,799.50      1,727,509.28     6.4670      66
135          20130115    84,781,002.61      456,898.95       1,242,124.44      1,699,023.40     6.4670      65

136          20130215    83,538,878.16      450,204.94       1,227,611.08      1,677,816.02     6.4670      64
137          20130315    82,311,267.08      443,589.14       1,213,061.46      1,656,650.60     6.4670      63
138          20130415    81,098,205.61      437,051.75       1,199,113.83      1,636,165.57     6.4670      62
139          20130515    79,899,091.79      430,589.52       1,185,153.99      1,615,743.51     6.4670      61
140          20130615    78,713,937.80      424,202.53       1,171,604.17      1,595,806.70     6.4670      60

141          20130715    77,542,333.64      417,888.56       1,162,171.09      1,580,059.65     6.4670      59
142          20130815    76,380,162.55      411,625.43       1,143,461.96      1,555,087.39     6.4670      58
143          20130915    75,236,700.58      405,463.12       1,127,630.42      1,533,093.54     6.4670      57
144          20131015    74,109,070.16      399,386.13       1,112,111.50      1,511,497.63     6.4670      57
145          20131115    72,996,958.66      393,392.78       1,099,154.56      1,492,547.33     6.4670      56

146          20131215    71,897,804.10      387,469.25       1,081,241.72      1,468,710.96     6.4670      55
147          20140115    70,816,562.38      381,642.26       1,065,622.64      1,447,264.90     6.4670      54
148          20140215    69,750,939.74      375,899.44       1,049,517.23      1,425,416.66     6.4670      53
149          20140315    68,701,422.51      370,243.42       1,362,794.64      1,733,038.05     6.4670      52
150          20140415    67,338,627.88      362,899.09       1,583,656.21      1,946,555.30     6.4670      51


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page3

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                               Principal                         Eff.
 Prd         Date          Balance          Interest              Pmt           Total           Coupon    Percent
 ---         ----          -------          --------           ---------        -----           ------    -------
151          20140515     65,754,971.66     354,364.50       1,552,999.69      1,907,364.19     6.4670     50
152          20140615     64,201,971.98     345,995.13       1,536,701.13      1,882,696.26     6.4670     49
153          20140715     62,665,270.85     337,713.59       1,518,547.68      1,856,261.27     6.4670     48
154          20140815     61,146,723.17     329,529.88       1,486,548.30      1,816,078.19     6.4670     47
155          20140915     59,660,174.86     321,518.63       1,464,868.52      1,786,387.14     6.4670     46

156          20141015     58,195,306.34     313,624.21       1,442,774.59      1,756,398.80     6.4670     44
157          20141115     56,752,531.75     305,848.85       1,420,616.00      1,726,464.85     6.4670     43
158          20141215     55,331,915.75     298,192.92       1,396,705.18      1,694,898.10     6.4670     42
159          20150115     53,935,210.57     290,665.84       1,374,691.49      1,665,357.32     6.4670     41
160          20150215     52,560,519.08     283,257.40       1,356,148.81      1,639,406.21     6.4670     40

161          20150315     51,204,370.27     275,948.89       1,339,051.86      1,615,000.75     6.4670     39
162          20150415     49,865,318.41     268,732.51       1,322,291.98      1,591,024.49     6.4670     38
163          20150515     48,543,026.43     261,606.46       1,305,001.82      1,566,608.28     6.4670     37
164          20150615     47,238,024.61     254,573.59       1,287,188.25      1,541,761.83     6.4670     36
165          20150715     45,950,836.36     247,636.72       1,266,880.88      1,514,517.60     6.4670     35

166          20150815     44,683,955.48     240,809.28       1,247,790.88      1,488,600.16     6.4670     34
167          20150915     43,436,164.60     234,084.73       1,233,388.47      1,467,473.20     6.4670     33
168          20151015     42,202,776.13     227,437.79       1,211,400.76      1,438,838.56     6.4670     32
169          20151115     40,991,375.37     220,909.35       1,194,017.93      1,414,927.28     6.4670     31
170          20151215     39,797,357.44     214,474.59       1,176,729.10      1,391,203.69     6.4670     30

171          20160115     38,620,628.34     208,133.00       1,159,190.96      1,367,323.96     6.4670     29
172          20160215     37,461,437.38     201,885.93       1,139,490.59      1,341,376.52     6.4670     29
173          20160315     36,321,946.80     195,745.02       1,120,381.60      1,316,126.63     6.4670     28
174          20160415     35,201,565.19     189,707.10       1,104,457.08      1,294,164.18     6.4670     27
175          20160515     34,097,108.12     183,755.00       1,088,583.64      1,272,338.64     6.4670     26

176          20160615     33,008,524.48     177,888.44       1,071,804.67      1,249,693.11     6.4670     25
177          20160715     31,936,719.80     172,112.31       1,055,472.78      1,227,585.09     6.4670     24
178          20160815     30,881,247.02     166,424.19         759,526.85        925,951.04     6.4670     24
179          20160915     30,121,720.17     162,330.97         474,784.36        637,115.33     6.4670     23
180          20161015     29,646,935.80     159,772.28         455,715.56        615,487.84     6.4670     23

181          20161115     29,191,220.24     157,316.35         450,010.60        607,326.95     6.4670     22
182          20161215     28,741,209.64     154,891.17         444,156.30        599,047.47     6.4670     22
183          20170115     28,297,053.34     152,497.54         438,636.91        591,134.44     6.4670     22
184          20170215     27,858,416.43     150,133.65         433,370.31        583,503.96     6.4670     21
185          20170315     27,425,046.12     147,798.14         427,928.39        575,726.54     6.4670     21

186          20170415     26,997,117.73     145,491.97         423,029.44        568,521.40     6.4670     21
187          20170515     26,574,088.29     143,212.19         417,811.39        561,023.58     6.4670     20
188          20170615     26,156,276.91     140,960.54         412,549.19        553,509.72     6.4670     20
189          20170715     25,743,727.72     138,737.24         407,469.76        546,207.00     6.4670     20
190          20170815     25,336,257.96     136,541.32         402,412.99        538,954.31     6.4670     19

191          20170915     24,933,844.97     134,372.65         397,390.74        531,763.39     6.4670     19
192          20171015     24,536,454.23     132,231.04         392,737.85        524,968.89     6.4670     19
193          20171115     24,143,716.39     130,114.51         388,036.29        518,150.80     6.4670     18
194          20171215     23,755,680.10     128,023.32         383,192.00        511,215.31     6.4670     18
195          20180115     23,372,488.10     125,958.23         378,544.16        504,502.39     6.4670     18

196          20180215     22,993,943.94     123,918.20         373,605.53        497,523.73     6.4670     18
197          20180315     22,620,338.41     121,904.77         368,839.63        490,744.40     6.4670     17
198          20180415     22,251,498.78     119,917.04         625,159.81        745,076.84     6.4670     17
199          20180515     21,626,338.98     116,547.95       1,366,235.42      1,482,783.37     6.4670     17
200          20180615     20,260,103.55     109,185.07       1,352,185.30      1,461,370.38     6.4670     15


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page4

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                               Principal                         Eff.
Prd          Date          Balance          Interest              Pmt           Total           Coupon    Percent
---          ----          -------          --------           ---------        -----           ------    -------
201          20180715     18,907,918.25    101,897.92         1,338,920.92     1,440,818.85      6.4670     14
202          20180815     17,568,997.33     94,682.25         1,324,966.83     1,419,649.09      6.4670     13
203          20180915     16,244,030.49     87,541.79         1,310,642.13     1,398,183.92      6.4670     12
204          20181015     14,933,388.37     80,478.52         1,296,672.33     1,377,150.84      6.4670     11
205          20181115     13,636,716.04     73,490.54         1,282,989.93     1,356,480.46      6.4670     10

206          20181215     12,353,726.11     66,576.29         1,267,935.94     1,334,512.23      6.4670      9
207          20190115     11,085,790.17     59,743.17         1,253,952.12     1,313,695.29      6.4670      8
208          20190215      9,831,838.05     52,985.41         1,240,277.08     1,293,262.49      6.4670      8
209          20190315      8,591,560.97     46,301.35         1,226,214.62     1,272,515.98      6.4670      7
210          20190415      7,365,346.35     39,693.08         1,213,200.25     1,252,893.32      6.4670      6

211          20190515      6,152,146.11     33,154.94         1,199,850.28     1,233,005.22      6.4670      5
212          20190615      4,952,295.82     26,688.75         1,185,823.40     1,212,512.15      6.4670      4
213          20190715      3,766,472.42     20,298.15         1,172,350.97     1,192,649.12      6.4670      3
214          20190815      2,594,121.45     13,980.15         1,165,094.45     1,179,074.60      6.4670      2
215          20190915      1,429,027.00      7,701.26         1,154,686.43     1,162,387.70      6.4670      1

216          20191015       274,340.57       1,478.47           274,340.57       275,819.03      6.4670      0
---          --------       ---------- --------------       --------------   --------------      ------ ------
                                       107,823,502.12       130,993,835.00   238,817,337.12
                                       --------------       --------------   --------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page5

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                               Principal                        Eff.
Prd          Date          Balance          Interest              Pmt          Total           Coupon    Percent
---          ----          -------          --------           ---------       -----           ------    -------
1            20011115    130,993,835.00     352,973.80       0.00               352,973.80      3.2335     100
2            20011215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
3            20020115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
4            20020215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
5            20020315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

6            20020415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
7            20020515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
8            20020615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
9            20020715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
10           20020815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

11           20020915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
12           20021015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
13           20021115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
14           20021215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
15           20030115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

16           20030215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
17           20030315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
18           20030415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
19           20030515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
20           20030615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

21           20030715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
22           20030815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
23           20030915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
24           20031015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
25           20031115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

26           20031215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
27           20040115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
28           20040215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
29           20040315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
30           20040415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

31           20040515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
32           20040615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
33           20040715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
34           20040815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
35           20040915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

36           20041015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
37           20041115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
38           20041215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
39           20050115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
40           20050215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

41           20050315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
42           20050415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
43           20050515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
44           20050615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
45           20050715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

46           20050815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
47           20050915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
48           20051015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
49           20051115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
50           20051215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page6

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                               Principal                         Eff.
Prd          Date          Balance          Interest              Pmt           Total           Coupon    Percent
---          ----          -------          --------           ---------        -----           ------    -------
51           20060115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
52           20060215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
53           20060315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
54           20060415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
55           20060515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

56           20060615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
57           20060715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
58           20060815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
59           20060915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
60           20061015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

61           20061115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
62           20061215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
63           20070115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
64           20070215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
65           20070315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

66           20070415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
67           20070515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
68           20070615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
69           20070715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
70           20070815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

71           20070915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
72           20071015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
73           20071115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
74           20071215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
75           20080115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

76           20080215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
77           20080315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
78           20080415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
79           20080515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
80           20080615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

81           20080715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
82           20080815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
83           20080915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
84           20081015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
85           20081115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

86           20081215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
87           20090115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
88           20090215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
89           20090315    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
90           20090415    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

91           20090515    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
92           20090615    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
93           20090715    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
94           20090815    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
95           20090915    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

96           20091015    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
97           20091115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
98           20091215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
99           20100115    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100
100          20100215    130,993,835.00     705,947.61       0.00               705,947.61      6.4670     100

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page7

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                               Principal                         Eff.
Prd          Date          Balance          Interest              Pmt           Total           Coupon    Percent
---          ----          -------          --------           ---------        -----           ------    -------
101          20100315    130,993,835.00     705,947.61               0.00        705,947.61     6.4670     100
102          20100415    130,993,835.00     705,947.61               0.00        705,947.61     6.4670     100
103          20100515    130,993,835.00     705,947.61               0.00        705,947.61     6.4670     100
104          20100615    130,993,835.00     705,947.61       1,427,020.92      2,132,968.53     6.4670     100
105          20100715    129,566,814.08     698,257.16       1,743,496.90      2,441,754.05     6.4670      99

106          20100815    127,823,317.18     688,861.16       1,719,209.84      2,408,071.00     6.4670      98
107          20100915    126,104,107.34     679,596.05       1,701,122.25      2,380,718.30     6.4670      96
108          20101015    124,402,985.09     670,428.42       1,695,386.60      2,365,815.02     6.4670      95
109          20101115    122,707,598.49     661,291.70       1,670,509.02      2,331,800.72     6.4670      94
110          20101215    121,037,089.47     652,289.05       1,648,256.04      2,300,545.09     6.4670      92

111          20110115    119,388,833.43     643,406.32       1,635,533.21      2,278,939.53     6.4670      91
112          20110215    117,753,300.22     634,592.16       1,616,994.46      2,251,586.62     6.4670      90
113          20110315    116,136,305.77     625,877.91       1,593,944.41      2,219,822.32     6.4670      89
114          20110415    114,542,361.35     617,287.88       1,584,137.51      2,201,425.38     6.4670      87
115          20110515    112,958,223.85     608,750.69       1,558,422.20      2,167,172.89     6.4670      86

116          20110615    111,399,801.65     600,352.10       1,552,056.30      2,152,408.40     6.4670      85
117          20110715    109,847,745.35     591,987.81       1,530,433.26      2,122,421.07     6.4670      84
118          20110815    108,317,312.09     583,740.05       1,506,731.96      2,090,472.01     6.4670      83
119          20110915    106,810,580.12     575,620.02       1,489,882.02      2,065,502.04     6.4670      82
120          20111015    105,320,698.10     567,590.80       1,477,936.51      2,045,527.30     6.4670      80

121          20111115    103,842,761.60     559,625.95       1,460,551.27      2,020,177.21     6.4670      79
122          20111215    102,382,210.33     551,754.80       1,441,766.64      1,993,521.43     6.4670      78
123          20120115    100,940,443.69     543,984.87       1,426,028.54      1,970,013.42     6.4670      77
124          20120215     99,514,415.15     536,299.77       1,413,676.20      1,949,975.97     6.4670      76
125          20120315     98,100,738.95     528,681.23       1,394,891.38      1,923,572.61     6.4670      75

126          20120415     96,705,847.57     521,163.93       1,396,211.19      1,917,375.12     6.4670      74
127          20120515     95,309,636.38     513,639.52       1,364,730.92      1,878,370.43     6.4670      73
128          20120615     93,944,905.46     506,284.75       1,359,221.64      1,865,506.39     6.4670      72
129          20120715     92,585,683.82     498,959.68       1,347,477.82      1,846,437.50     6.4670      71
130          20120815     91,238,206.00     491,697.90       1,326,271.38      1,817,969.28     6.4670      70

131          20120915     89,911,934.62     484,550.40       1,307,155.45      1,791,705.85     6.4670      69
132          20121015     88,604,779.17     477,505.92       1,287,659.14      1,765,165.06     6.4670      68
133          20121115     87,317,120.03     470,566.51       1,272,317.92      1,742,884.44     6.4670      67
134          20121215     86,044,802.11     463,709.78       1,263,799.50      1,727,509.28     6.4670      66
135          20130115     84,781,002.61     456,898.95       1,242,124.44      1,699,023.40     6.4670      65

136          20130215     83,538,878.16     450,204.94       1,227,611.08      1,677,816.02     6.4670      64
137          20130315     82,311,267.08     443,589.14       1,213,061.46      1,656,650.60     6.4670      63
138          20130415     81,098,205.61     437,051.75       1,199,113.83      1,636,165.57     6.4670      62
139          20130515     79,899,091.79     430,589.52       1,185,153.99      1,615,743.51     6.4670      61
140          20130615     78,713,937.80     424,202.53       1,171,604.17      1,595,806.70     6.4670      60

141          20130715     77,542,333.64     417,888.56       1,162,171.09      1,580,059.65     6.4670      59
142          20130815     76,380,162.55     411,625.43       1,143,461.96      1,555,087.39     6.4670      58
143          20130915     75,236,700.58     405,463.12       1,127,630.42      1,533,093.54     6.4670      57
144          20131015     74,109,070.16     399,386.13       1,112,111.50      1,511,497.63     6.4670      57
145          20131115     72,996,958.66     393,392.78       1,099,154.56      1,492,547.33     6.4670      56

146          20131215     71,897,804.10     387,469.25       1,081,241.72      1,468,710.96     6.4670      55
147          20140115     70,816,562.38     381,642.26       1,065,622.64      1,447,264.90     6.4670      54
148          20140215     69,750,939.74     375,899.44       1,049,517.23      1,425,416.66     6.4670      53
149          20140315     68,701,422.51     370,243.42       1,362,794.64      1,733,038.05     6.4670      52
150          20140415     67,338,627.88     362,899.09       1,583,656.21      1,946,555.30     6.4670      51

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page8

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class A-6

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                               Principal                         Eff.
Prd          Date          Balance          Interest              Pmt           Total           Coupon    Percent
---          ----          -------          --------           ---------        -----           ------    -------
151          20140515     65,754,971.66    354,364.50        1,552,999.69     1,907,364.19      6.4670     50
152          20140615     64,201,971.98    345,995.13        1,536,701.13     1,882,696.26      6.4670     49
153          20140715     62,665,270.85    337,713.59        1,518,547.68     1,856,261.27      6.4670     48
154          20140815     61,146,723.17    329,529.88        1,486,548.30     1,816,078.19      6.4670     47
155          20140915     59,660,174.86    321,518.63        1,464,868.52     1,786,387.14      6.4670     46

156          20141015     58,195,306.34    313,624.21        1,442,774.59     1,756,398.80      6.4670     44
157          20141115     56,752,531.75    305,848.85        1,420,616.00     1,726,464.85      6.4670     43
158          20141215     55,331,915.75    298,192.92        1,396,705.18     1,694,898.10      6.4670     42
159          20150115     53,935,210.57    290,665.84        1,374,691.49     1,665,357.32      6.4670     41
160          20150215     52,560,519.08    283,257.40        1,356,148.81     1,639,406.21      6.4670     40

161          20150315     51,204,370.27    275,948.89        1,339,051.86     1,615,000.75      6.4670     39
162          20150415     49,865,318.41    268,732.51        1,322,291.98     1,591,024.49      6.4670     38
163          20150515     48,543,026.43    261,606.46        1,305,001.82     1,566,608.28      6.4670     37
164          20150615     47,238,024.61    254,573.59        1,287,188.25     1,541,761.83      6.4670     36
165          20150715     45,950,836.36    247,636.72        1,266,880.88     1,514,517.60      6.4670     35

166          20150815     44,683,955.48    240,809.28        1,247,790.88     1,488,600.16      6.4670     34
167          20150915     43,436,164.60    234,084.73        1,233,388.47     1,467,473.20      6.4670     33
168          20151015     42,202,776.13    227,437.79        1,211,400.76     1,438,838.56      6.4670     32
169          20151115     40,991,375.37    220,909.35        1,194,017.93     1,414,927.28      6.4670     31
170          20151215     39,797,357.44    214,474.59        1,176,729.10     1,391,203.69      6.4670     30

171          20160115     38,620,628.34    208,133.00        1,159,190.96     1,367,323.96      6.4670     29
172          20160215     37,461,437.38    201,885.93        1,139,490.59     1,341,376.52      6.4670     29
173          20160315     36,321,946.80    195,745.02        1,120,381.60     1,316,126.63      6.4670     28
174          20160415     35,201,565.19    189,707.10        1,104,457.08     1,294,164.18      6.4670     27
175          20160515     34,097,108.12    183,755.00        1,088,583.64     1,272,338.64      6.4670     26

176          20160615     33,008,524.48    177,888.44       33,008,524.48    33,186,412.92      6.4670     25
---          --------     -------------    ----------       --------------   --------------     ------    ---
                                       103,646,417.46      130,993,835.00   234,640,252.46
                                       --------------      --------------   --------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                          Page9

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class M-2

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                          Principal                         Eff.
Prd          Date          Balance          Interest         Pmt             Total         Coupon    Percent
---          ----          -------          --------      ---------          -----         ------    -------
1            20011115    77,862,301.87    232,613.63      0.00               232,613.63     3.5850      100
2            20011215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
3            20020115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
4            20020215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
5            20020315    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

6            20020415    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
7            20020515    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
8            20020615    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
9            20020715    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
10           20020815    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

11           20020915    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
12           20021015    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
13           20021115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
14           20021215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
15           20030115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

16           20030215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
17           20030315    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
18           20030415    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
19           20030515    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
20           20030615    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

21           20030715    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
22           20030815    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
23           20030915    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
24           20031015    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
25           20031115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

26           20031215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
27           20040115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
28           20040215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
29           20040315    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
30           20040415    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

31           20040515    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
32           20040615    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
33           20040715    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
34           20040815    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
35           20040915    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

36           20041015    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
37           20041115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
38           20041215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
39           20050115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
40           20050215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

41           20050315    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
42           20050415    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
43           20050515    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
44           20050615    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
45           20050715    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

46           20050815    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
47           20050915    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
48           20051015    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
49           20051115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
50           20051215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page10

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class M-2

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                          Principal                        Eff.
Prd          Date          Balance          Interest        Pmt             Total         Coupon    Percent
---          ----          -------          --------      ---------         -----         ------    -------
51           20060115    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
52           20060215    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
53           20060315    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
54           20060415    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
55           20060515    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100

56           20060615    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
57           20060715    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
58           20060815    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
59           20060915    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
60           20061015    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100

61           20061115    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
62           20061215    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
63           20070115    77,862,301.87    465,227.25      939,977.29        1,405,204.55    7.1700     100
64           20070215    76,922,324.58    459,610.89      930,830.83        1,390,441.72    7.1700      99
65           20070315    75,991,493.75    454,049.18      921,882.44        1,375,931.61    7.1700      98

66           20070415    75,069,611.31    448,540.93      913,050.83        1,361,591.76    7.1700      96
67           20070515    74,156,560.48    443,085.45      904,262.94        1,347,348.39    7.1700      95
68           20070615    73,252,297.54    437,682.48      895,456.11        1,333,138.58    7.1700      94
69           20070715    72,356,841.43    432,332.13      888,163.84        1,320,495.97    7.1700      93
70           20070815    71,468,677.59    427,025.35      880,303.83        1,307,329.18    7.1700      92

71           20070915    70,588,373.76    421,765.53      870,367.03        1,292,132.57    7.1700      91
72           20071015    69,718,006.73    416,565.09      860,752.01        1,277,317.10    7.1700      90
73           20071115    68,857,254.72    411,422.10      852,235.74        1,263,657.84    7.1700      88
74           20071215    68,005,018.98    406,329.99      843,961.74        1,250,291.73    7.1700      87
75           20080115    67,161,057.24    401,287.32      835,504.45        1,236,791.77    7.1700      86

76           20080215    66,325,552.78    396,295.18      827,229.48        1,223,524.65    7.1700      85
77           20080315    65,498,323.31    391,352.48      820,302.60        1,211,655.08    7.1700      84
78           20080415    64,678,020.71    386,451.17      810,833.53        1,197,284.70    7.1700      83
79           20080515    63,867,187.18    381,606.44      802,794.77        1,184,401.21    7.1700      82
80           20080615    63,064,392.41    376,809.74      796,283.71        1,173,093.46    7.1700      81

81           20080715    62,268,108.69    372,051.95      786,906.43        1,158,958.38    7.1700      80
82           20080815    61,481,202.26    367,350.18      778,828.15        1,146,178.33    7.1700      79
83           20080915    60,702,374.11    362,696.69      770,697.36        1,133,394.05    7.1700      78
84           20081015    59,931,676.75    358,091.77      763,466.38        1,121,558.14    7.1700      77
85           20081115    59,168,210.38    353,530.06      756,879.58        1,110,409.64    7.1700      76

86           20081215    58,411,330.79    349,007.70      746,314.52        1,095,322.22    7.1700      75
87           20090115    57,665,016.28    344,548.47      739,345.82        1,083,894.29    7.1700      74
88           20090215    56,925,670.45    340,130.88      731,786.27        1,071,917.15    7.1700      73
89           20090315    56,193,884.19    335,758.46      722,948.51        1,058,706.96    7.1700      72
90           20090415    55,470,935.68    331,438.84      718,432.98        1,049,871.82    7.1700      71

91           20090515    54,752,502.70    327,146.20      708,080.46        1,035,226.66    7.1700      70
92           20090615    54,044,422.24    322,915.42      700,772.15        1,023,687.57    7.1700      69
93           20090715    53,343,650.09    318,728.31      699,549.11        1,018,277.42    7.1700      69
94           20090815    52,644,100.98    314,548.50      690,791.18        1,005,339.69    7.1700      68
95           20090915    51,953,309.80    310,421.03      678,528.41          988,949.43    7.1700      67

96           20091015    51,274,781.39    306,366.82      673,037.27          979,404.08    7.1700      66
97           20091115    50,601,744.12    302,345.42      667,941.16          970,286.58    7.1700      65
98           20091215    49,933,802.96    298,354.47      658,369.05          956,723.53    7.1700      64
99           20100115    49,275,433.91    294,420.72      649,226.17          943,646.89    7.1700      63
100          20100215    48,626,207.74    290,541.59      644,322.09          934,863.68    7.1700      62


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page11

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class M-2

                             Prepayment: 175.00000 MHP
                         Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                           Principal                        Eff.
Prd          Date          Balance          Interest         Pmt             Total         Coupon    Percent
---          ----          -------          --------       ---------         -----         ------    -------
101          20100315    47,981,885.65    286,691.77      635,984.70         922,676.47     7.1700      62
102          20100415    47,345,900.95    282,891.76      629,611.01         912,502.76     7.1700      61
103          20100515    46,716,289.94    279,129.83      630,284.52         909,414.35     7.1700      60
104          20100615    46,086,005.42    275,363.88      618,551.86         893,915.74     7.1700      59
105          20100715    45,467,453.56    271,668.04      611,826.14         883,494.18     7.1700      58

106          20100815    44,855,627.42    268,012.37      603,303.36         871,315.73     7.1700      58
107          20100915    44,252,324.06    264,407.64      596,956.08         861,363.71     7.1700      57
108          20101015    43,655,367.98    260,840.82      594,943.33         855,784.15     7.1700      56
109          20101115    43,060,424.66    257,286.04      586,213.31         843,499.35     7.1700      55
110          20101215    42,474,211.34    253,783.41      578,404.32         832,187.73     7.1700      55

111          20110115    41,895,807.02    250,327.45      573,939.64         824,267.08     7.1700      54
112          20110215    41,321,867.39    246,898.16      567,434.04         814,332.19     7.1700      53
113          20110315    40,754,433.35    243,507.74      559,345.34         802,853.08     7.1700      52
114          20110415    40,195,088.01    240,165.65      555,903.91         796,069.56     7.1700      52
115          20110515    39,639,184.10    236,844.13      546,879.92         783,724.04     7.1700      51

116          20110615    39,092,304.18    233,576.52      544,646.01         778,222.52     7.1700      50
117          20110715    38,547,658.18    230,322.26      537,058.07         767,380.33     7.1700      50
118          20110815    38,010,600.11    227,113.34      528,740.84         755,854.17     7.1700      49
119          20110915    37,481,859.27    223,954.11      522,827.87         746,781.98     7.1700      48
120          20111015    36,959,031.40    220,830.21      518,635.96         739,466.18     7.1700      47

121          20111115    36,440,395.44    217,731.36      512,535.15         730,266.52     7.1700      47
122          20111215    35,927,860.28    214,668.97      505,943.27         720,612.24     7.1700      46
123          20120115    35,421,917.01    211,645.95      500,420.47         712,066.43     7.1700      45
124          20120215    34,921,496.54    208,655.94      496,085.80         704,741.74     7.1700      45
125          20120315    34,425,410.74    205,691.83      489,493.85         695,185.68     7.1700      44

126          20120415    33,935,916.88    202,767.10      489,957.00         692,724.10     7.1700      44
127          20120515    33,445,959.88    199,839.61      478,909.98         678,749.59     7.1700      43
128          20120615    32,967,049.91    196,978.12      476,976.66         673,954.79     7.1700      42
129          20120715    32,490,073.24    194,128.19      472,855.53         666,983.72     7.1700      42
130          20120815    32,017,217.71    191,302.88      465,413.79         656,716.67     7.1700      41

131          20120915    31,551,803.92    188,522.03      458,705.65         647,227.68     7.1700      41
132          20121015    31,093,098.27    185,781.26      451,864.02         637,645.29     7.1700      40
133          20121115    30,641,234.24    183,081.37      446,480.50         629,561.88     7.1700      39
134          20121215    30,194,753.74    180,413.65      443,491.23         623,904.88     7.1700      39
135          20130115    29,751,262.51    177,763.79      435,885.04         613,648.83     7.1700      38

136          20130215    29,315,377.48    175,159.38      430,792.02         605,951.40     7.1700      38
137          20130315    28,884,585.45    172,585.40      425,686.29         598,271.68     7.1700      37
138          20130415    28,458,899.17    170,041.92      420,791.79         590,833.72     7.1700      37
139          20130515    28,038,107.37    167,527.69      415,893.02         583,420.71     7.1700      36
140          20130615    27,622,214.35    165,042.73      411,138.13         576,180.86     7.1700      35

141          20130715    27,211,076.22    162,586.18      407,827.89         570,414.07     7.1700      35
142          20130815    26,803,248.33    160,149.41      401,262.50         561,411.91     7.1700      34
143          20130915    26,401,985.83    157,751.87      395,706.91         553,458.78     7.1700      34
144          20131015    26,006,278.92    155,387.52      390,261.03         545,648.54     7.1700      33
145          20131115    25,616,017.89    153,055.71      385,714.19         538,769.90     7.1700      33

146          20131215    25,230,303.70    150,751.06      379,428.23         530,179.30     7.1700      32
147          20140115    24,850,875.47    148,483.98      373,947.21         522,431.19     7.1700      32
148          20140215    24,476,928.26    146,249.65      368,295.51         514,545.16     7.1700      31
149          20140315    24,108,632.75    144,049.08      363,179.30         507,228.38     7.1700      31
150          20140415    23,745,453.45    141,879.08      360,342.92         502,222.00     7.1700      30


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page12

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class M-2

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                           Principal                        Eff.
Prd          Date          Balance          Interest         Pmt             Total         Coupon    Percent
---          ----          -------          --------       ---------         -----         ------    -------
151          20140515   23,385,110.54    139,726.04      353,367.37       493,093.41       7.1700     30
152          20140615   23,031,743.16    137,614.67      349,658.82       487,273.49       7.1700     30
153          20140715   22,682,084.34    135,525.45      345,528.21       481,053.67       7.1700     29
154          20140815   22,336,556.13    133,460.92      338,247.12       471,708.04       7.1700     29
155          20140915   21,998,309.01    131,439.90      333,314.13       464,754.03       7.1700     28

156          20141015   21,664,994.88    129,448.34      328,286.91       457,735.25       7.1700     28
157          20141115   21,336,707.97    127,486.83      323,244.97       450,731.80       7.1700     27
158          20141215   21,013,462.99    125,555.44      317,804.34       443,359.78       7.1700     27
159          20150115   20,695,658.65    123,656.56      312,795.38       436,451.94       7.1700     27
160          20150215   20,382,863.28    121,787.61      308,576.20       430,363.81       7.1700     26

161          20150315   20,074,287.07    119,943.87      304,685.98       424,629.85       7.1700     26
162          20150415   19,769,601.09    118,123.37      300,872.47       418,995.83       7.1700     25
163          20150515   19,468,728.62    116,325.65      296,938.29       413,263.94       7.1700     25
164          20150615   19,171,790.34    114,551.45      292,885.01       407,436.46       7.1700     25
165          20150715   18,878,905.33    112,801.46      288,264.30       401,065.76       7.1700     24

166          20150815   18,590,641.02    111,079.08      283,920.59       394,999.67       7.1700     24
167          20150915   18,306,720.44    109,382.65      280,643.49       390,026.14       7.1700     24
168          20151015   18,026,076.95    107,705.81      275,640.43       383,346.24       7.1700     23
169          20151115   17,750,436.52    106,058.86      271,685.17       377,744.03       7.1700     23
170          20151215   17,478,751.35    104,435.54      267,751.29       372,186.83       7.1700     22

171          20160115   17,211,000.06    102,835.73      263,760.69       366,596.41       7.1700     22
172          20160215   16,947,239.37    101,259.76      259,278.09       360,537.85       7.1700     22
173          20160315   16,687,961.28     99,710.57      254,930.06       354,640.63       7.1700     21
174          20160415   16,433,031.22     98,187.36      251,306.62       349,493.98       7.1700     21
175          20160515   16,181,724.60     96,685.80      247,694.80       344,380.60       7.1700     21

176          20160615   15,934,029.80     95,205.83      243,876.93       339,082.76       7.1700     20
177          20160715   15,690,152.87     93,748.66      432,154.68       525,903.34       7.1700     20
178          20160815   15,257,998.20     91,166.54      617,781.55       708,948.09       7.1700     20
179          20160915   14,640,216.65     87,475.29      802,132.70       889,608.00       7.1700     19
180          20161015   13,838,083.94     82,682.55      797,007.38       879,689.93       7.1700     18

181          20161115   13,041,076.56     77,920.43      789,731.52       867,651.95       7.1700     17
182          20161215   12,251,345.04     73,201.79      782,271.04       855,472.83       7.1700     16
183          20170115   11,469,074.00     68,527.72      775,269.11       843,796.83       7.1700     15
184          20170215   10,693,804.89     63,895.48      768,616.00       832,511.48       7.1700     14
185          20170315    9,925,188.89     59,303.00      761,743.12       821,046.12       7.1700     13

186          20170415    9,163,445.77     54,751.59      755,604.31       810,355.90       7.1700     12
187          20170515    8,407,841.46     50,236.85      749,053.38       799,290.24       7.1700     11
188          20170615    7,658,788.08     45,761.26      742,457.21       788,218.47       7.1700     10
189          20170715    6,916,330.86     41,325.08      736,116.16       777,441.23       7.1700      9
190          20170815    6,180,214.71     36,926.78      729,818.33       766,745.11       7.1700      8

191          20170915    5,450,396.38     32,566.12      723,579.76       756,145.88       7.1700      7
192          20171015    4,726,816.62     28,242.73      717,844.50       746,087.23       7.1700      6
193          20171115    4,008,972.12     23,953.61      712,056.83       736,010.44       7.1700      5
194          20171215    3,296,915.29     19,699.07      706,092.23       725,791.30       7.1700      4
195          20180115    2,590,823.06     15,480.17      700,401.43       715,881.59       7.1700      3

196          20180215    1,890,421.63     11,295.27      694,336.86       705,632.13       7.1700      2
197          20180315    1,196,084.77      7,146.61      688,514.74       695,661.34       7.1700      2
198          20180415      507,570.04      3,032.73      507,570.04       510,602.77       7.1700      1
---          --------    ------------ -------------   -------------   --------------       ------   -------
                                      57,240,929.98   77,862,301.87   135,103,231.85
                                          ---------   -------------   --------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page14

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class M-2

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                        Principal                            Eff.
Prd          Date          Balance          Interest      Pmt                 Total         Coupon    Percent
---          ----          -------          --------    ---------             -----         ------    -------
1            20011115    77,862,301.87    232,613.63      0.00               232,613.63     3.5850      100
2            20011215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
3            20020115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
4            20020215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
5            20020315    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

6            20020415    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
7            20020515    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
8            20020615    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
9            20020715    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
10           20020815    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

11           20020915    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
12           20021015    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
13           20021115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
14           20021215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
15           20030115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

16           20030215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
17           20030315    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
18           20030415    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
19           20030515    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
20           20030615    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

21           20030715    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
22           20030815    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
23           20030915    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
24           20031015    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
25           20031115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

26           20031215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
27           20040115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
28           20040215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
29           20040315    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
30           20040415    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

31           20040515    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
32           20040615    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
33           20040715    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
34           20040815    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
35           20040915    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

36           20041015    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
37           20041115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
38           20041215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
39           20050115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
40           20050215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

41           20050315    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
42           20050415    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
43           20050515    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
44           20050615    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
45           20050715    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100

46           20050815    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
47           20050915    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
48           20051015    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
49           20051115    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100
50           20051215    77,862,301.87    465,227.25      0.00               465,227.25     7.1700      100


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page15

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class M-2

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                           Principal                        Eff.
Prd          Date          Balance          Interest          Pmt            Total         Coupon    Percent
---          ----          -------          --------       ---------         -----         ------    -------
51           20060115    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
52           20060215    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
53           20060315    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
54           20060415    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
55           20060515    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100

56           20060615    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
57           20060715    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
58           20060815    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
59           20060915    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
60           20061015    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100

61           20061115    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
62           20061215    77,862,301.87    465,227.25            0.00          465,227.25    7.1700     100
63           20070115    77,862,301.87    465,227.25      939,977.29        1,405,204.55    7.1700     100
64           20070215    76,922,324.58    459,610.89      930,830.83        1,390,441.72    7.1700      99
65           20070315    75,991,493.75    454,049.18      921,882.44        1,375,931.61    7.1700      98

66           20070415    75,069,611.31    448,540.93      913,050.83        1,361,591.76    7.1700      96
67           20070515    74,156,560.48    443,085.45      904,262.94        1,347,348.39    7.1700      95
68           20070615    73,252,297.54    437,682.48      895,456.11        1,333,138.58    7.1700      94
69           20070715    72,356,841.43    432,332.13      888,163.84        1,320,495.97    7.1700      93
70           20070815    71,468,677.59    427,025.35      880,303.83        1,307,329.18    7.1700      92

71           20070915    70,588,373.76    421,765.53      870,367.03        1,292,132.57    7.1700      91
72           20071015    69,718,006.73    416,565.09      860,752.01        1,277,317.10    7.1700      90
73           20071115    68,857,254.72    411,422.10      852,235.74        1,263,657.84    7.1700      88
74           20071215    68,005,018.98    406,329.99      843,961.74        1,250,291.73    7.1700      87
75           20080115    67,161,057.24    401,287.32      835,504.45        1,236,791.77    7.1700      86

76           20080215    66,325,552.78    396,295.18      827,229.48        1,223,524.65    7.1700      85
77           20080315    65,498,323.31    391,352.48      820,302.60        1,211,655.08    7.1700      84
78           20080415    64,678,020.71    386,451.17      810,833.53        1,197,284.70    7.1700      83
79           20080515    63,867,187.18    381,606.44      802,794.77        1,184,401.21    7.1700      82
80           20080615    63,064,392.41    376,809.74      796,283.71        1,173,093.46    7.1700      81

81           20080715    62,268,108.69    372,051.95      786,906.43        1,158,958.38    7.1700      80
82           20080815    61,481,202.26    367,350.18      778,828.15        1,146,178.33    7.1700      79
83           20080915    60,702,374.11    362,696.69      770,697.36        1,133,394.05    7.1700      78
84           20081015    59,931,676.75    358,091.77      763,466.38        1,121,558.14    7.1700      77
85           20081115    59,168,210.38    353,530.06      756,879.58        1,110,409.64    7.1700      76

86           20081215    58,411,330.79    349,007.70      746,314.52        1,095,322.22    7.1700      75
87           20090115    57,665,016.28    344,548.47      739,345.82        1,083,894.29    7.1700      74
88           20090215    56,925,670.45    340,130.88      731,786.27        1,071,917.15    7.1700      73
89           20090315    56,193,884.19    335,758.46      722,948.51        1,058,706.96    7.1700      72
90           20090415    55,470,935.68    331,438.84      718,432.98        1,049,871.82    7.1700      71

91           20090515    54,752,502.70    327,146.20      708,080.46        1,035,226.66    7.1700      70
92           20090615    54,044,422.24    322,915.42      700,772.15        1,023,687.57    7.1700      69
93           20090715    53,343,650.09    318,728.31      699,549.11        1,018,277.42    7.1700      69
94           20090815    52,644,100.98    314,548.50      690,791.18        1,005,339.69    7.1700      68
95           20090915    51,953,309.80    310,421.03      678,528.41          988,949.43    7.1700      67

96           20091015    51,274,781.39    306,366.82      673,037.27          979,404.08    7.1700      66
97           20091115    50,601,744.12    302,345.42      667,941.16          970,286.58    7.1700      65
98           20091215    49,933,802.96    298,354.47      658,369.05          956,723.53    7.1700      64
99           20100115    49,275,433.91    294,420.72      649,226.17          943,646.89    7.1700      63
100          20100215    48,626,207.74    290,541.59      644,322.09          934,863.68    7.1700      62


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page16

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class M-2

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                           Principal                        Eff.
Prd          Date          Balance          Interest         Pmt             Total         Coupon    Percent
---          ----          -------          --------       ---------         -----         ------    -------
101          20100315    47,981,885.65    286,691.77      635,984.70         922,676.47     7.1700      62
102          20100415    47,345,900.95    282,891.76      629,611.01         912,502.76     7.1700      61
103          20100515    46,716,289.94    279,129.83      630,284.52         909,414.35     7.1700      60
104          20100615    46,086,005.42    275,363.88      618,551.86         893,915.74     7.1700      59
105          20100715    45,467,453.56    271,668.04      611,826.14         883,494.18     7.1700      58

106          20100815    44,855,627.42    268,012.37      603,303.36         871,315.73     7.1700      58
107          20100915    44,252,324.06    264,407.64      596,956.08         861,363.71     7.1700      57
108          20101015    43,655,367.98    260,840.82      594,943.33         855,784.15     7.1700      56
109          20101115    43,060,424.66    257,286.04      586,213.31         843,499.35     7.1700      55
110          20101215    42,474,211.34    253,783.41      578,404.32         832,187.73     7.1700      55

111          20110115    41,895,807.02    250,327.45      573,939.64         824,267.08     7.1700      54
112          20110215    41,321,867.39    246,898.16      567,434.04         814,332.19     7.1700      53
113          20110315    40,754,433.35    243,507.74      559,345.34         802,853.08     7.1700      52
114          20110415    40,195,088.01    240,165.65      555,903.91         796,069.56     7.1700      52
115          20110515    39,639,184.10    236,844.13      546,879.92         783,724.04     7.1700      51

116          20110615    39,092,304.18    233,576.52      544,646.01         778,222.52     7.1700      50
117          20110715    38,547,658.18    230,322.26      537,058.07         767,380.33     7.1700      50
118          20110815    38,010,600.11    227,113.34      528,740.84         755,854.17     7.1700      49
119          20110915    37,481,859.27    223,954.11      522,827.87         746,781.98     7.1700      48
120          20111015    36,959,031.40    220,830.21      518,635.96         739,466.18     7.1700      47

121          20111115    36,440,395.44    217,731.36      512,535.15         730,266.52     7.1700      47
122          20111215    35,927,860.28    214,668.97      505,943.27         720,612.24     7.1700      46
123          20120115    35,421,917.01    211,645.95      500,420.47         712,066.43     7.1700      45
124          20120215    34,921,496.54    208,655.94      496,085.80         704,741.74     7.1700      45
125          20120315    34,425,410.74    205,691.83      489,493.85         695,185.68     7.1700      44

126          20120415    33,935,916.88    202,767.10      489,957.00         692,724.10     7.1700      44
127          20120515    33,445,959.88    199,839.61      478,909.98         678,749.59     7.1700      43
128          20120615    32,967,049.91    196,978.12      476,976.66         673,954.79     7.1700      42
129          20120715    32,490,073.24    194,128.19      472,855.53         666,983.72     7.1700      42
130          20120815    32,017,217.71    191,302.88      465,413.79         656,716.67     7.1700      41

131          20120915    31,551,803.92    188,522.03      458,705.65         647,227.68     7.1700      41
132          20121015    31,093,098.27    185,781.26      451,864.02         637,645.29     7.1700      40
133          20121115    30,641,234.24    183,081.37      446,480.50         629,561.88     7.1700      39
134          20121215    30,194,753.74    180,413.65      443,491.23         623,904.88     7.1700      39
135          20130115    29,751,262.51    177,763.79      435,885.04         613,648.83     7.1700      38

136          20130215    29,315,377.48    175,159.38      430,792.02         605,951.40     7.1700      38
137          20130315    28,884,585.45    172,585.40      425,686.29         598,271.68     7.1700      37
138          20130415    28,458,899.17    170,041.92      420,791.79         590,833.72     7.1700      37
139          20130515    28,038,107.37    167,527.69      415,893.02         583,420.71     7.1700      36
140          20130615    27,622,214.35    165,042.73      411,138.13         576,180.86     7.1700      35

141          20130715    27,211,076.22    162,586.18      407,827.89         570,414.07     7.1700      35
142          20130815    26,803,248.33    160,149.41      401,262.50         561,411.91     7.1700      34
143          20130915    26,401,985.83    157,751.87      395,706.91         553,458.78     7.1700      34
144          20131015    26,006,278.92    155,387.52      390,261.03         545,648.54     7.1700      33
145          20131115    25,616,017.89    153,055.71      385,714.19         538,769.90     7.1700      33

146          20131215    25,230,303.70    150,751.06      379,428.23         530,179.30     7.1700      32
147          20140115    24,850,875.47    148,483.98      373,947.21         522,431.19     7.1700      32
148          20140215    24,476,928.26    146,249.65      368,295.51         514,545.16     7.1700      31
149          20140315    24,108,632.75    144,049.08      363,179.30         507,228.38     7.1700      31
150          20140415    23,745,453.45    141,879.08      360,342.92         502,222.00     7.1700      30


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page17

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class M-2

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                           Principal                        Eff.
Prd          Date          Balance          Interest         Pmt             Total         Coupon    Percent
---          ----          -------          --------       ---------         -----         ------    -------
151          20140515    23,385,110.54    139,726.04      353,367.37       493,093.41       7.1700      30
152          20140615    23,031,743.16    137,614.67      349,658.82       487,273.49       7.1700      30
153          20140715    22,682,084.34    135,525.45      345,528.21       481,053.67       7.1700      29
154          20140815    22,336,556.13    133,460.92      338,247.12       471,708.04       7.1700      29
155          20140915    21,998,309.01    131,439.90      333,314.13       464,754.03       7.1700      28

156          20141015    21,664,994.88    129,448.34      328,286.91       457,735.25       7.1700      28
157          20141115    21,336,707.97    127,486.83      323,244.97       450,731.80       7.1700      27
158          20141215    21,013,462.99    125,555.44      317,804.34       443,359.78       7.1700      27
159          20150115    20,695,658.65    123,656.56      312,795.38       436,451.94       7.1700      27
160          20150215    20,382,863.28    121,787.61      308,576.20       430,363.81       7.1700      26

161          20150315    20,074,287.07    119,943.87      304,685.98       424,629.85       7.1700      26
162          20150415    19,769,601.09    118,123.37      300,872.47       418,995.83       7.1700      25
163          20150515    19,468,728.62    116,325.65      296,938.29       413,263.94       7.1700      25
164          20150615    19,171,790.34    114,551.45      292,885.01       407,436.46       7.1700      25
165          20150715    18,878,905.33    112,801.46      288,264.30       401,065.76       7.1700      24

166          20150815    18,590,641.02    111,079.08      283,920.59       394,999.67       7.1700      24
167          20150915    18,306,720.44    109,382.65      280,643.49       390,026.14       7.1700      24
168          20151015    18,026,076.95    107,705.81      275,640.43       383,346.24       7.1700      23
169          20151115    17,750,436.52    106,058.86      271,685.17       377,744.03       7.1700      23
170          20151215    17,478,751.35    104,435.54      267,751.29       372,186.83       7.1700      22

171          20160115    17,211,000.06    102,835.73      263,760.69       366,596.41       7.1700      22
172          20160215    16,947,239.37    101,259.76      259,278.09       360,537.85       7.1700      22
173          20160315    16,687,961.28     99,710.57      254,930.06       354,640.63       7.1700      21
174          20160415    16,433,031.22     98,187.36      251,306.62       349,493.98       7.1700      21
175          20160515    16,181,724.60     96,685.80      247,694.80       344,380.60       7.1700      21

176          20160615    15,934,029.80     95,205.83   15,934,029.80    16,029,235.63       7.1700      20
---          --------    ------------- -------------   -------------   --------------       ------      --
                                       56,172,590.65   77,862,301.8    134,034,892.52
                                       -------------   -------------   --------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page18

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class B-1

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;


                                                           Principal                        Eff.
Prd          Date          Balance          Interest         Pmt             Total         Coupon    Percent
---          ----          -------          --------       ---------         -----         ------    -------
 1           20011115    77,862,301.87    253,539.12      0.00               253,539.12     3.9075      100
 2           20011215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
 3           20020115    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
 4           20020215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
 5           20020315    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

 6           20020415    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
 7           20020515    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
 8           20020615    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
 9           20020715    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
10           20020815    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

11           20020915    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
12           20021015    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
13           20021115    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
14           20021215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
15           20030115    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

16           20030215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
17           20030315    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
18           20030415    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
19           20030515    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
20           20030615    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

21           20030715    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
22           20030815    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
23           20030915    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
24           20031015    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
25           20031115    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

26           20031215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
27           20040115    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
28           20040215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
29           20040315    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
30           20040415    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

31           20040515    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
32           20040615    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
33           20040715    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
34           20040815    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
35           20040915    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

36           20041015    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
37           20041115    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
38           20041215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
39           20050115    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
40           20050215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

41           20050315    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
42           20050415    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
43           20050515    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
44           20050615    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
45           20050715    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100

46           20050815    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
47           20050915    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
48           20051015    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
49           20051115    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100
50           20051215    77,862,301.87    507,078.24      0.00               507,078.24     7.8150      100


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page19

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class B-1

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                           Principal                        Eff.
Prd          Date          Balance          Interest         Pmt             Total         Coupon    Percent
---          ----          -------          --------       ---------         -----         ------    -------
 51           20060115    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 52           20060215    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 53           20060315    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 54           20060415    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 55           20060515    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100

 56           20060615    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 57           20060715    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 58           20060815    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 59           20060915    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 60           20061015    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100

 61           20061115    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 62           20061215    77,862,301.87    507,078.24              0.00       507,078.24    7.8150      100
 63           20070115    77,862,301.87    507,078.24      2,221,764.51     2,728,842.75    7.8150      100
 64           20070215    75,640,537.36    492,609.00      2,200,145.59     2,692,754.59    7.8150       97
 65           20070315    73,440,391.77    478,280.55      2,178,994.85     2,657,275.40    7.8150       94

 66           20070415    71,261,396.92    464,089.85      2,158,120.14     2,622,209.99    7.8150       92
 67           20070515    69,103,276.77    450,035.09      2,137,348.78     2,587,383.87    7.8150       89
 68           20070615    66,965,928.00    436,115.61      2,116,532.61     2,552,648.22    7.8150       86
 69           20070715    64,849,395.38    422,331.69      2,099,296.35     2,521,628.04    7.8150       83
 70           20070815    62,750,099.03    408,660.02      2,080,718.14     2,489,378.16    7.8150       81

 71           20070915    60,669,380.89    395,109.34      2,057,231.17     2,452,340.52    7.8150       78
 72           20071015    58,612,149.72    381,711.63      2,034,504.76     2,416,216.38    7.8150       75
 73           20071115    56,577,644.97    368,461.91      2,014,375.38     2,382,837.30    7.8150       73
 74           20071215    54,563,269.58    355,343.29      1,994,818.67     2,350,161.96    7.8150       70
 75           20080115    52,568,450.92    342,352.04      1,974,828.70     2,317,180.74    7.8150       68

 76           20080215    50,593,622.21    329,490.96      1,955,269.67     2,284,760.64    7.8150       65
 77           20080315    48,638,352.54    316,757.27      1,938,897.06     2,255,654.33    7.8150       62
 78           20080415    46,699,455.48    304,130.20      1,916,515.62     2,220,645.82    7.8150       60
 79           20080515    44,782,939.87    291,648.90      1,897,514.91     2,189,163.81    7.8150       58
 80           20080615    42,885,424.95    279,291.33      1,882,125.14     2,161,416.47    7.8150       55

 81           20080715    41,003,299.81    267,033.99      1,859,960.65     2,126,994.64    7.8150       53
 82           20080815    39,143,339.16    254,921.00      1,840,866.53     2,095,787.52    7.8150       50
 83           20080915    37,302,472.63    242,932.35      1,821,648.31     2,064,580.66    7.8150       48
 84           20081015    35,480,824.32    231,068.87      1,804,556.89     2,035,625.76    7.8150       46
 85           20081115    33,676,267.44    219,316.69      1,788,988.11     2,008,304.80    7.8150       43

 86           20081215    31,887,279.33    207,665.91      1,764,016.13     1,971,682.04    7.8150       41
 87           20090115    30,123,263.20    196,177.75      1,747,544.67     1,943,722.42    7.8150       39
 88           20090215    28,375,718.52    184,796.87      1,729,676.64     1,914,473.50    7.8150       36
 89           20090315    26,646,041.89    173,532.35      1,708,787.38     1,882,319.73    7.8150       34
 90           20090415    24,937,254.51    162,403.87      1,698,114.31     1,860,518.18    7.8150       32

 91           20090515    23,239,140.20    151,344.90      1,673,644.72     1,824,989.62    7.8150       30
 92           20090615    21,565,495.48    140,445.29      1,656,370.54     1,796,815.83    7.8150       28
 93           20090715    19,909,124.94    129,658.18      1,653,479.72     1,783,137.90    7.8150       26
 94           20090815    18,255,645.22    118,889.89      1,632,779.16     1,751,669.05    7.8150       23
 95           20090915    16,622,866.06    108,256.42      1,603,794.42     1,712,050.83    7.8150       21

 96           20091015    15,019,071.65     97,811.70      1,590,815.35     1,688,627.06    7.8150       19
 97           20091115    13,428,256.29     87,451.52      1,578,770.01     1,666,221.53    7.8150       17
 98           20091215    11,849,486.28     77,169.78      1,556,145.04     1,633,314.82    7.8150       15
 99           20100115    10,293,341.24     67,035.38      1,534,534.59     1,601,569.98    7.8150       13
100           20100215     8,758,806.65     57,041.73      1,522,943.12     1,579,984.85    7.8150       11


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page20

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class B-1

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;


                                                           Principal                        Eff.
Prd          Date          Balance          Interest         Pmt             Total         Coupon    Percent
---          ----          -------          --------       ---------         -----         ------    -------
101          20100315     7,235,863.52    47,123.56       1,503,236.56     1,550,360.12     7.8150      9
102          20100415     5,732,626.96    37,333.73       1,488,171.47     1,525,505.20     7.8150      7
103          20100515     4,244,455.49    27,642.02       1,489,763.41     1,517,405.42     7.8150      5
104          20100615     2,754,692.09    17,939.93       1,462,031.67     1,479,971.61     7.8150      4
105          20100715     1,292,660.41     8,418.45       1,292,660.41     1,301,078.86     7.8150      2
---          --------     ------------    ---------      -------------   --------------     ------   ----

                                      41,522,220.86      77,862,301.87   119,384,522.73
                                      -------------      -------------   --------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page21

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class B-1

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;


                                                         Principal                          Eff.
Prd          Date          Balance          Interest       Pmt               Total         Coupon    Percent
---          ----          -------          --------     ---------           -----         ------    -------
 1           20011115    77,862,301.87    253,539.12      0.00              253,539.12     3.9075      100
 2           20011215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
 3           20020115    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
 4           20020215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
 5           20020315    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

 6           20020415    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
 7           20020515    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
 8           20020615    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
 9           20020715    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
10           20020815    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

11           20020915    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
12           20021015    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
13           20021115    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
14           20021215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
15           20030115    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

16           20030215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
17           20030315    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
18           20030415    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
19           20030515    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
20           20030615    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

21           20030715    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
22           20030815    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
23           20030915    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
24           20031015    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
25           20031115    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

26           20031215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
27           20040115    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
28           20040215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
29           20040315    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
30           20040415    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

31           20040515    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
32           20040615    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
33           20040715    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
34           20040815    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
35           20040915    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

36           20041015    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
37           20041115    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
38           20041215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
39           20050115    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
40           20050215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

41           20050315    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
42           20050415    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
43           20050515    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
44           20050615    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
45           20050715    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100

46           20050815    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
47           20050915    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
48           20051015    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
49           20051115    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100
50           20051215    77,862,301.87    507,078.24      0.00              507,078.24     7.8150      100


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page22

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class B-1

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                             Principal                         Eff.
Prd          Date          Balance          Interest           Pmt              Total         Coupon    Percent
---          ----          -------          --------         ---------        ----------      ------    -------
51           20060115    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
52           20060215    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
53           20060315    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
54           20060415    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
55           20060515    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100

56           20060615    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
57           20060715    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
58           20060815    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
59           20060915    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
60           20061015    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100

61           20061115    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
62           20061215    77,862,301.87    507,078.24              0.00        507,078.24      7.8150      100
63           20070115    77,862,301.87    507,078.24      2,221,764.51      2,728,842.75      7.8150      100
64           20070215    75,640,537.36    492,609.00      2,200,145.59      2,692,754.59      7.8150       97
65           20070315    73,440,391.77    478,280.55      2,178,994.85      2,657,275.40      7.8150       94

66           20070415    71,261,396.92    464,089.85      2,158,120.14      2,622,209.99      7.8150       92
67           20070515    69,103,276.77    450,035.09      2,137,348.78      2,587,383.87      7.8150       89
68           20070615    66,965,928.00    436,115.61      2,116,532.61      2,552,648.22      7.8150       86
69           20070715    64,849,395.38    422,331.69      2,099,296.35      2,521,628.04      7.8150       83
70           20070815    62,750,099.03    408,660.02      2,080,718.14      2,489,378.16      7.8150       81

71           20070915    60,669,380.89    395,109.34      2,057,231.17      2,452,340.52      7.8150       78
72           20071015    58,612,149.72    381,711.63      2,034,504.76      2,416,216.38      7.8150       75
73           20071115    56,577,644.97    368,461.91      2,014,375.38      2,382,837.30      7.8150       73
74           20071215    54,563,269.58    355,343.29      1,994,818.67      2,350,161.96      7.8150       70
75           20080115    52,568,450.92    342,352.04      1,974,828.70      2,317,180.74      7.8150       68

76           20080215    50,593,622.21    329,490.96      1,955,269.67      2,284,760.64      7.8150       65
77           20080315    48,638,352.54    316,757.27      1,938,897.06      2,255,654.33      7.8150       62
78           20080415    46,699,455.48    304,130.20      1,916,515.62      2,220,645.82      7.8150       60
79           20080515    44,782,939.87    291,648.90      1,897,514.91      2,189,163.81      7.8150       58
80           20080615    42,885,424.95    279,291.33      1,882,125.14      2,161,416.47      7.8150       55

81           20080715    41,003,299.81    267,033.99      1,859,960.65      2,126,994.64      7.8150       53
82           20080815    39,143,339.16    254,921.00      1,840,866.53      2,095,787.52      7.8150       50
83           20080915    37,302,472.63    242,932.35      1,821,648.31      2,064,580.66      7.8150       48
84           20081015    35,480,824.32    231,068.87      1,804,556.89      2,035,625.76      7.8150       46
85           20081115    33,676,267.44    219,316.69      1,788,988.11      2,008,304.80      7.8150       43

86           20081215    31,887,279.33    207,665.91      1,764,016.13      1,971,682.04      7.8150       41
87           20090115    30,123,263.20    196,177.75      1,747,544.67      1,943,722.42      7.8150       39
88           20090215    28,375,718.52    184,796.87      1,729,676.64      1,914,473.50      7.8150       36
89           20090315    26,646,041.89    173,532.35      1,708,787.38      1,882,319.73      7.8150       34
90           20090415    24,937,254.51    162,403.87      1,698,114.31      1,860,518.18      7.8150       32

91           20090515    23,239,140.20    151,344.90      1,673,644.72      1,824,989.62      7.8150       30
92           20090615    21,565,495.48    140,445.29      1,656,370.54      1,796,815.83      7.8150       28
93           20090715    19,909,124.94    129,658.18      1,653,479.72      1,783,137.90      7.8150       26
94           20090815    18,255,645.22    118,889.89      1,632,779.16      1,751,669.05      7.8150       23
95           20090915    16,622,866.06    108,256.42      1,603,794.42      1,712,050.83      7.8150       21

96           20091015    15,019,071.65    97,811.70       1,590,815.35      1,688,627.06      7.8150       19
97           20091115    13,428,256.29    87,451.52       1,578,770.01      1,666,221.53      7.8150       17
98           20091215    11,849,486.28    77,169.78       1,556,145.04      1,633,314.82      7.8150       15
99           20100115    10,293,341.24    67,035.38       1,534,534.59      1,601,569.98      7.8150       13
100          20100215    8,758,806.65     57,041.73       1,522,943.12      1,579,984.85      7.8150       11



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page23

LEHMAN BROTHERS                              OWNER:DEAL  dkanofsk:CITMH-AMBAC-2

                             Bond Cash Flow Report
      0-179 DAYS IN REMIC - BASED ON 8-31-01 COLLATERAL - 2 IOS AND AMBAC
                              Settlement 20011031

                                   Class B-1

                           Prepayment: 175.00000 MHP
                        Default: 0.00000%CURR.BAL/MON
                                    LAG: 0;

                                                            Principal                         Eff.
Prd          Date          Balance          Interest          Pmt               Total        Coupon    Percent
---          ----          -------          --------        ---------           -----        ------    -------
101          20100315     7,235,863.52     47,123.56       1,503,236.56     1,550,360.12     7.8150      9
102          20100415     5,732,626.96     37,333.73       1,488,171.47     1,525,505.20     7.8150      7
103          20100515     4,244,455.49     27,642.02       1,489,763.41     1,517,405.42     7.8150      5
104          20100615     2,754,692.09     17,939.93       1,462,031.67     1,479,971.61     7.8150      4
105          20100715     1,292,660.41      8,418.45       1,292,660.41     1,301,078.86     7.8150      2
---          --------     ------------ -------------      -------------   --------------     ------   ----
                                       41,522,220.86      77,862,301.87   119,384,522.73
                                       -------------      -------------   --------------




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.
Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                         Page24